Exhibit 3.1

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 1st day of April, 2011
Director
Bureau of Commercial Services

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-700 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received MAR 17 2005	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.	FILED
MAR 18 2005 Administrator BUREAU OF COMMERCIAL SERVICES
517-663-2525 Ref # 50784
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827	EFFECTIVE DATE:

Ç	Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.	È

ARTICLES OF ORGANIZATION For use by Domestic Limited Liability Companies	B 16 - 54L
(Please read information and instructions on last page)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I

The name of the limited liability company is: DaimlerChrysler Financial Services Americas LLC

ARTICLE II

The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

ARTICLE III

The duration of the limited liability company if other than perpetual is:

ARTICLE IV

1.	The street address of the location of the registered office is:
	30600 Telegraph Road	Bingham Farms	, Michigan	48025
	(Street, Address)	(City)		(ZIP Code)
2.	The mailing address of the registered office if different than above:
, Michigan
	(Street Address or P.O. Box)	(City)		(ZIP Code)
3.	The name of the resident agent at the registered office is:	The Corporation Company

ARTICLE V (Insert any desired additional provision authorized by the Act: attach additional pages if needed.)

The business of the limited liability company is to be managed by one or more managers instead of by its members.

Signed this 16th day of	March	, 2005
By
Signature(s) of Organizer(s)
Steven C. Poling
(Type or Print Name(s) of Organizer(s)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-841 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received MAY 04 2005	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		FILED May 04 2005

Name		6357731 SO	Administrator
The Corporation Company			BUREAU OF COMMERCIAL
Address 30600 Telegraph Rd Ste. 2345			SERVICES
City	State	Zip Code	EXPIRATION DATE:
Bingham Farms, MI 48025			DECEMBER 31, 2010

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:

DaimlerChrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
Mercedes-Benz Financial

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 28th day of April	, 2005
By
(Signature)
Paul E. Knauss	Manager
(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only – Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-541 (Rev. 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received MAY 25 2005	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		FILED MAY 25 2005
Administrator
Name CT Corporation		6365050 30	BUREAU OF COMMERCIAL SERVICES
Address 30600 Telegraph Rd. Suite 2345
City Bingham Farms,	State MI	Zip Code 48025	EXPIRATION DATE: DECEMBER 31, 2010

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
DaimlerChrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
DaimlerChrysler Truck Financial

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 11th day of	May	, 2005
By
(Signature)
Paul E. Knauss Manager
(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-750 (Rev 12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY) Adjusted pursuant to telephone authorization
NOV 15 2005	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.	FILED NOV 15 2005

Name	6501212 SO	Administrator
CT Corporation System		BUREAU OF COMMERCIAL SERVICES
Address
30600 Telegraph Road, Suite 2345		EFFECTIVE DATE: 1-1-06
City State Bingham Farms MI	Zip Code 48025	Expiration date for new assumed names: December 31,
Expiration date for transferred assumed names appear in Item 7

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

For use by Limited Liability Companies

(Please read information and instructions on last page)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability companies execute the following Certificate of Merger:

1.	The name of each constituent limited liability company and their identification numbers are:
	DaimlerChrysler Services North America LLC	B67453

	DaimlerChrysler Financial Services Americas LLC	B1654L

2.	The name of the surviving limited liability company and its identification number is:
	DaimlerChrysler Financial Services Americas LLC	B1654L

3.	Check one of the following:
	☒	There are no changes to be made to the Articles of Organization of the surviving limited liability company.
	☐	The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

GOLD SEAL APPEARS ONLY ON ORIGINAL

4. Other provisions with respect to the merger are as follows:

5.      Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office.

The merger shall be effective on the 1st day of January, 2006 (at 12:01 a.m.)

6. The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

7.      The merger is permitted by the law of the jurisdiction under whose law each foreign constituent company is organized and each foreign constituent company has complied with that law in effecting the merger.

8. The assumed names being transferred to continue for the remaining effective period of the Certificate of Assumed Name on file prior to the merger are:
Assumed name	LLC transferred from		Expiration date
Chrysler Financial	DaimlerChrysler Services North		December 31, 2010

	America	LLC

9. No survivor name as new assumed names under which business is to be conducted are:

This Certificate is hereby signed as required by Section 103 of the Act.

Signed this 15th day of November, 2005	Signed this 15th day of November, 2005

DaimlerChrysler Services North Americas LLC	DaimlerChrysler Financial Services Americas LLC
(Name of Limited Liability Company)	(Name of Limited Liability Company)

By	By
(Signature of Member, Manager or Authorized Agent)	(Signature of Member, Manager or Authorized Agent)
Paul E. Knauss, Manager	Paul E. Knauss, Manager
(Type or Print Name and Capacity)	(Type or Print Name and Capacity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-550m (Rev. 12/05)
MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
MAR 27 2006			FILED MAR 28 2006 Administrator BUREAU OF COMMERCIAL SERVICES
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		6601285 SO
CT Corporation System
Address
30600 Telegraph Road, Suite 2345			EFFECTIVE DATE: 3/31/06
City	State	Zip Code	Expiration date for new assumed names: December 31,
Bingham Farms	MI	48025	Expiration date for transferred assumed names appear in item 6
Ç Document will be returned to the name and address you enter above È If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:
	a.	The name of each constituent entity and its identification number is:
	DaimlerChrysler Financial Services Americas LLC		B1654L

See Attachment A

	b.	The name of the surviving (new) entity and its identification number is:
	DaimlerChrysler Financial Services Americas LLC		B1654L

Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

27777 Inkster Rd., Farmington Hills, MI 48334

2.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)
(at 11:58 p.m.)
The merger (consolidation) shall be effective on the 31st day of March , 2006 .

GOLD SEAL APPEARS ONLY ON ORIGINAL

3.	Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class

See Attachment A

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:
Upon the effectiveness of this merger, all of the shares of the corporations listed on Attachment A will be cancelled for no consideration.
The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows: N/A

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a)	The Plan of Merger was approved by the majority consent of the Incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)
b)	The plan of merger was approved by:
☐ the Board of Directors of , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
☐ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By		By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

	(Type or print name)		(Type or print name)

	(Name of Corporation)		(Name of Corporation)

GOLD SEAL APPEARS ONLY ON ORIGINAL

4.	Complete for any Limited Liability Companies only

Check one of the following if the limited liability company is the survivor.
☒	There are no changes to be made to the Articles of Organization of the surviving limited liability company.
☐	The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

The manner and basis of converting the membership interests are as follows:
The membership interests in DaimlerChrysler Financial Services Americas LLC will be unaffected by the merger.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.

Signed this 24th day of	March	, 2006
By
(Signature of Member, Manager or Authorized Agent)
Paul E. Knauss, Manager
(Type or Print Name and Capacity)
DaimlerChrysler Financial Services Americas LLC
(Name of Limited Liability Company)

Signed this day of	,
By
(Signature of Member, Manager or Authorized Agent)

(Type or Print Name and Capacity BCS/CD-550m (Rev. 5/03) BSC/CD-550m (Rev. 5/03))

(Name of Limited Liability Company)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Attachment A

1.	The Plan of Merger (Consolidation) is as follows

a.	The name of each constituent entity and its identification number is:

EFH Leasing Corporation

Fresno Biomass Power Corporation

Jasmin EOR Cogeneration Corporation

POSO EOR Cogeneration Corporation

Rocklin Biomass Power Corporation

Sovereign Crest Properties, Inc.

3.	Complete for Profit Corporations only

For each constituent stock corporation, state

Name of Corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to rate as a class
EFH Leasing Corporation	Common/1,000	NA	NA
Fresno Biomass Power Corporation	Common/100	NA	NA
Jasmin EOR Cogeneration Corporation	Common/100	NA	NA
POSO EOR Cogeneration Corporation	Common/100	NA	NA
Rocklin Biomass Power Corporation	Common/100	NA	NA
Sovereign Crest Properties, Inc.	Common/100	NA	NA

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-550m (Rev. 12/05)
MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)

FILED MAR 29 2007 Administrator BUREAU OF COMMERCIAL SERVICES
MAR 29 2007	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name		6888340 SO
CT Corporation System
Address
30600 Telegraph Rd ste. 2345
City	State Zip Code		EFFECTIVE DATE: 3/31/07
Bingham Farms, MI 48025			Expiration date for new assumed names: December 31,
Ç Document will be returned to the name and address you enter above È If left blank document will be mailed to the registered office.			Expiration date for transferred assumed names appear in Item 6

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:
	a.	The name of each constituent entity and its identification number is:
	DaimlerChrysler Financial Services Americas LLC	B1654L

See Attachment A

	b.	The name of the surviving (new) entity and its identification number is:
	DaimlerChrysler Financial Services Americas LLC	B1654L
Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:
27777 Inkster Rd., Farmington Hills, MI 48334

2.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

(at 11:58 p.m.)
The merger (consolidation) shall be effective on the 31st day of March , 2007 .

GOLD SEAL APPEARS ONLY ON ORIGINAL

Attachment A

1.	The Plan of Merger (Consolidation) is as follows

a.	The name of each constituent entity and its identification number is:

Elspeth Pacific, Inc.

Chrysler Meadowcroft Corporation

Whitewater Holdings, Inc.

3.	Complete for Profit Corporations only

For each constituent stock corporation, state

Name of Corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to rate as a class
Elspeth Pacific, Inc.	Common/100	NA	NA
Chrysler Meadowcroft Corporation	Common/100	NA	NA
Whitewater Holdings, Inc.	Common/100	NA	NA

GOLD SEAL APPEARS ONLY ON ORIGINAL

3.	Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class

See Attachment A

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:
Upon the effectiveness of this merger, all of the shares of the corporations listed on Attachment A will be canceled for no consideration.
The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows: N/A

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a)	The Plan of Merger was approved by the majority consent of the Incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

	(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)
b)	The plan of merger was approved by:
	☐	the Board of Directors of , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
	☐	the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By		By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

	(Type or print name)		(Type or print name)

	(Name of Corporation)		(Name of Corporation)

GOLD SEAL APPEARS ONLY ON ORIGINAL

4.	Complete for any Limited Liability Companies only

Check one of the following if the limited liability company is the survivor.
☒	There are no changes to be made to the Articles of Organization of the surviving limited liability company.
☐	The amendments to the Articles, or a restatement of the Articles, of the surviving limited liability company to be effected by the merger are as follows:

The manner and basis of converting the membership interests are as follows: The membership Interests in DaimlerChrysler Financial Services Americas LLC will be unaffected by the merger.

The Plan of Merger was approved by the members of each constituent limited liability company in accordance with section 702(1).

The Plan of Merger was approved by the members of each domestic limited liability company in accordance with section 705a(5) and by each constituent business organization in the manner provided by the laws of the jurisdiction in which it is organized.

For each limited liability company involved in the merger, this document is signed in accordance with Section 103 of the Act.

Signed this 23rd day of March , 2007

By
(Signature of Member, Manager or Authorized Agent)

Paul E. Knauss, Manager
(Type or Print Name and Capacity)

DaimlerChrysler Financial Services Americas LLC
(Name of Limited Liability Company)

Signed this day of ,
By
(Signature of Member, Manager or Authorized Agent)
(Type or Print Name and Capacity/BCS/CD-550m (Rev. 5/03)BCS/CD-550m (Rev. 5/03))
(Name of Limited Liability Company)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-541 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
FEB 02 2008	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		FILED
FEB 01 2008 Administrator BUREAU OF COMMERCIAL SERVICES EFFECTIVE DATE:
Name CT Corporate System		7065504 SO
Address 208 South LaSalle Street, Suite 814
City Chicago	State IL	Zip Code 60604

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
DaimlerChrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name to be terminated is:
DaimlerChrysler Truck Financial

4.	The Certificate of Assumed Name filed on the 25th day of May , 2005 is hereby terminated.

5.	This document is hereby signed as required by the Act.

Signed this 15th day of	November	, 2007

By
(Signature)
Thomas F. Gilman	Manager

(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-543 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		FILED FEB 01 2008

Name CT Corporation System		7065504 SO	Administrator BUREAU OF COMMERCIAL SERVICES EFFECTIVE DATE:
Address 208 South LaSalle Street, Suite 814
City Chicago	State IL	Zip Code 60604

Ç	Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.	È

CERTIFICATE OF TERMINATION OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
DaimlerChrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name to be terminated is:
Mercedes-Benz Financial

4.	The Certificate of Assumed Name filed on the 4th day of May , 2005 is hereby terminated.

5.	This document is hereby signed as required by the Act.

Signed this 15th day of November , 2007

By
(Signature)
Thomas F. Gilman	Manager

(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Department of Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORG.

for

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

ID NUMBER: B1654L

received by facsimile transmission on October 14, 2008 is hereby endorsed

Filed on October 14, 2008 by the Administrator.

The document is effective on the date filed, unless a

subsequent effective date within 90 days after

received date is stated in the document.

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 14TH day of October, 2008.
, Director
Bureau of Commercial Services
Sent by Facsimile Transmission 08288 GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-718 (Rev. 07/03)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Address
City	State	Zip Code	EFFECTIVE DATE:

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION

For use by Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes the following Certificate of Amendment:

1.	The present name of the limited liability company is:
DaimlerChrysler Financial Services Americas LLC
2.	The identification number assigned by the Bureau is:
B1654L
3.	The date of filing of its original Articles of Organization was: 3-18-2005

4.	Article I of the Articles of Organization is hereby amended to read as follows:
The name of the limited liability company is Chrysler Financial Services Americas LLC

5.	☐	The amendment was approved by a majority in interest if an operating agreement authorizes amendment of the articles of organization by majority vote.
	☒	The amendment was approved by unanimous vote of all of the members entitled to vote.

This Certificate is hereby signed as required by Section 103 of the Act.

Signed this 10th day of October 2008
By

(Signature of Member, Manager or Authorized agent)
Thomas F. Gilman, Manager
(Type or Print Name and capacity

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

ID NUMBER: B1654L

to transact business under the assumed name of

OFFLEASE EDGE

received by facsimile transmission on October 20, 2009 is hereby endorsed

Filed on October 20, 2009 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2014

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 20TH day of October, 2009.
Director

GOLD SEAL APPEARS ONLY ON ORIGINAL Sent by Facsimile Transmission 09293	Bureau of Commercial Services

BCS/CD-541 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Address
City	State	Zip Code	EXPIRATION DATE: DECEMBER 31,

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
CHRYSLER FINANCIAL SERVICES AMERICAS LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
OffLease Edge

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 30th day of September , 2009
By
(Signature)
Kristy A. Deskovitz, Assistant Secretary, Authorized Rep.
(Type or Print Name)	(Type or Print Title or Capacity)
91525
(Limited Partnerships Only – Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

ID NUMBER: B1654L

to transact business under the assumed name of

INLANE EDGE

received by facsimile transmission on October 20, 2009 is hereby endorsed

Filed on October 20, 2009 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2014

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 20TH day of October, 2009.
Director

GOLD SEAL APPEARS ONLY ON ORIGINAL	Bureau of Commercial Services
Sent by Facsimile Transmission 09293

BCS/CD-541 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Address
City	State	Zip Code	EXPIRATION DATE: DECEMBER 31,

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
CHRYSLER FINANCIAL SERVICES AMERICAS LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
InLane Edge

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 30th day of SEPTEMBER	, 2009
By
(Signature)
Kristy A. Deskovitz, Assistant Secretary,	Authorized Rep.
(Type or Print Name)	(Type or Print Title or Capacity)
91525
(Limited Partnerships Only – Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

ID NUMBER: B1654L

to transact business under the assumed name of

REMARKETING EDGE

received by facsimile transmission on February 12, 2010 is hereby endorsed

Filed on February 16, 2010 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2015

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 16TH day of February, 2010.
Director

GOLD SEAL APPEARS ONLY ON ORIGINAL	Bureau of Commercial Services
Sent by Facsimile Transmission 10047

BCS/CD-541 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Address
City	State	Zip Code	EXPIRATION DATE: DECEMBER 31,

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
CHRYSLER FINANCIAL SERVICES AMERICAS LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
ReMarketing Edge

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 29th day of January , 2010

By
(Signature)
Kristy A. Deskovitz, Assistant Secretary
(Type or Print Name)	(Type or Print Title or Capacity)
100213
(Limited Partnerships Only – Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

Michigan Department of Energy, Labor & Economic Growth

Filing Endorsement

This is to Certify that the CERTIFICATE OF ASSUMED NAME

for

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

ID NUMBER: B1654L

to transact business under the assumed name of

GREENSTAR FINANCIAL

received by facsimile transmission on June 23, 2010 is hereby endorsed

Filed on June 23, 2010 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Expiration Date: December 31, 2015

In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 23RD day of June, 2010.
Director

GOLD SEAL APPEARS ONLY ON ORIGINAL Sent by Facsimile Transmission 10174	Bureau of Commercial Services

BCS/CD-541 (Rev. 7/09)

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name
Address
City	State	Zip Code	EXPIRATION DATE: DECEMBER 31,

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1.	The name of the corporation, limited partnership, or limited liability company is:
Chrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L

3.	The assumed name under which business is to be transacted is:
Greenstar Financial

4.	This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 18 day of June , 2010

By
(Signature)
Kristy A. Deskovitz, Authorized Person
(Type or Print Name)	(Type or Print Title or Capacity)

(Limited Partnerships Only – Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-542_6 (08/10)

DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES, CORPORATION DIVISION
Date Received	(FOR BUREAU USE ONLY)

DEC 27 2010	FILED

December 27 2010

Administrator BUREAU OF COMMERCIAL SERVICES

EXPIRATION DATE: DECEMBER 31, 2015

CERTIFICATE OF ASSUMED NAME For use by Domestic Limited Liability Companies (Please read information and instructions on reverse side)	B1654L
Identification Number

Pursuant to the provisions of Act 23, Public Acts of 1993, the limited liability company in item one executes the following Certificate:

1.      The limited liability company name, resident agent, and mailing address of the registered office are:

CHRYSLER FINANCIAL SERVICES AMERICAS LLC

THE CORPORATION COMPANY

30600 TELEGRAPH ROAD STE 2345

BINGHAM FARMS MI 48025

2. The assumed name under which business is transacted is: CHRYSLER FINANCIAL

3. The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4. This document is hereby signed as required by the Act.

Signed this 21 day of	December	, 2010
By	Asst. Secretary
(Signature of Member, Manager or an authorized agent)
Kristy Deskovitz
(Type or Print Name)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-715 (Rev.12/03)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
APR 01 2011	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.		FILED APR 01 2011

Name CT Corporation System			Administrator Bureau of Commercial Services
Address 208 South LaSalle Street, Suite 814
City Chicago	State IL	Zip Code 60604	EFFECTIVE DATE:

Ç	Document will be returned to the name and address you enter above.	È
If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION

For use by Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions Act 23, Public Acts of 1993, the undersigned liability company executes the following Certificate of Amendment:

1.	The present name of the limited liability company is:
Chrysler Financial Services Americas LLC

2.	The identification number assigned by the Bureau is:	B1654L
3.	The date of filing of its original Articles of Organization was: 3-18-2005

4.	Article 1 of the Articles of Organization is hereby amended to read as follows:
The name shall be TD Auto Finance LLC

5.	☐ The amendment was approved by a majority in interest if an operating agreement authorizes amendment of the articles of organization by majority vote.
☒ The amendment was approved by unanimous vote of all of the members entitled to vote.

This Certificate is hereby signed as required by Section 103 of the Act.

Signed this 21 day of	March	, 2011
By
(Signature of Member, Manager or authorized agent)
Authorized Person
(Type or Print Name and capacity)

GOLD SEAL APPEARS ONLY ON ORIGINAL